                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2001

                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)

Vermont                             0-7974                       03-0228404
(State or other jurisdiction     (Commission                   (IRS Employer
of incorporation)                 File Number)              Identification No.)


Two Burlington Square, Burlington, Vermont         05401
Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (802) 660-1410

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

ITEM 5. OTHER EVENTS

A copy of the quarterly earnings release and attached financial statements is attached as an exhibit to this Form 8-K. Also attached is a copy of the quarterly comparative financial statements as an exhibit to this Form 8-K.

                                 INDEX TO EXHIBITS

EXHIBIT NUMBER                                            PAGE NUMBER

        (28) Additional Exhibits                                5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY: /s/ F. Sheldon Prentice
        Senior Vice President, General Counsel and Secretary

DATE: July 19, 2001